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Exhibit 99-3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Barnes & Noble, Inc. (the "Company") on Form 10-Q for the period ending August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Riggio, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                       /s/Stephen Riggio
                                                       -----------------
                                                       Stephen Riggio
                                                       Chief Executive Officer
                                                       Barnes & Noble, Inc.
                                                       September 13, 2002